SCHEDULE 14A
                                 (Rule 14a-101)


                         INFORMATION REQUIRED IN PROXY
                                   STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [x]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[x] Preliminary proxy statement

[ ] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-(c) or Rule 14a-12

                        NEW JERSEY RESOURCES CORPORATION
                (Name of Registrant as Specified in its Charter)
                        NEW JERSEY RESOURCES CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[x] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14A-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:


(2) Aggregrate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


(4) Proposed maximum aggregate value of transaction:


    Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form of schedule and the date of its filing.

(1) Amount previously paid:


(2) Form, schedule or registration statement no.:


(3) Filing party:


(4) Date filed:

                        NEW JERSEY RESOURCES CORPORATION
                                1415 Wyckoff Road
                             Wall, New Jersey 07719

                               -------------------

                               PROXY STATEMENT AND
                  NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 14, 1996

                               -------------------


     The Annual Meeting (the "Meeting") of Stockholders of New Jersey Resources Corporation (the "Company") will be held at 10:30 a.m., Wednesday, February 14, 1996, at the Robert B. Meyner Reception Center at the Garden State Arts Center, Exit 116 on the Garden State Parkway, Holmdel, New Jersey 07733, for the following purposes:

     1.   To elect four directors to the Board of Directors.

     2. To amend the Company's Executive Long-Term Incentive Compensation Plan to include all full-time employees as participants eligible to receive awards under the plan.

     3. To adopt a proposal to amend the Company's Restated Certificate of Incorporation to increase the authorized common stock, par value $2.50 per share, to 50,000,000 shares from 25,000,000 shares.

     4. To adopt a proposal to amend the Company's Restated Certificate of Incorporation to increase the authorized preferred stock to 400,000 shares from 200,000 shares.

     5. To adopt a proposal to amend the Company's Restated Certificate of Incorporation to establish the minimum and maximum permissible number of directors.

     6. To approve the action of the Board of Directors in retaining Deloitte & Touche LLP as auditors for the fiscal year ending September 30, 1996.

     7. To transact any other business that may properly be brought before the Meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on December 27, 1995, as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Meeting.

     A copy of the Company's Annual Report for 1995 has either been mailed to all stockholders or is being mailed concurrently with this proxy material.

     A cordial invitation is extended to you to attend the Meeting. If you do not expect to attend the Meeting, please sign, date and return the enclosed proxy promptly to the Secretary in the enclosed envelope.

                                                            OLETA J. HARDEN
                                                              Secretary

Wall, New Jersey
January 3, 1996

                                 PROXY STATEMENT

                                 ---------------

                        NEW JERSEY RESOURCES CORPORATION
                                1415 Wyckoff Road
                             Wall, New Jersey 07719

                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 14, 1996

     This proxy statement (the "Statement") sets forth certain information with respect to the accompanying proxy to be used at the Annual Meeting of Stockholders of New Jersey Resources Corporation (the "Company"), or at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. The Board of Directors of the Company (the "Board") solicits this proxy and urges you to sign, date, and return it immediately to the Secretary of the Company. The prompt cooperation of the stockholders is necessary in order to ensure a quorum and to avoid unnecessary expense and delay.

     The proxies hereby solicited vest in the proxy holder voting rights with respect to the election of directors (unless the stockholder marks the proxy so as to withhold that authority) and on all other matters to be voted upon at the Meeting. The shares represented by each duly executed proxy will be voted and, where a choice is specified by the stockholder on the proxy, the proxy will be voted in accordance with the specification so made.

     The proxy is revocable on written instructions or by a later dated proxy, signed in the same manner as the proxy, and received by the Secretary of the Company at any time at or before the balloting on the matter with respect to which such proxy is to be exercised. If you attend the Meeting you may, if you wish, revoke your proxy by voting in person.

     This proxy statement and the accompanying proxy materials are being mailed to stockholders on or about January 3, 1996.

                             PLACE OF ANNUAL MEETING

     The Board has designated the Robert B. Meyner Reception Center at the Garden State Arts Center, Exit 116 on the Garden State Parkway, Holmdel, New Jersey 07733, as the place of the Meeting. The Meeting will be called to order at 10:30 a.m., local time, on Wednesday, February 14, 1996.

                VOTING OF SECURITIES AND STOCKHOLDER INFORMATION

     Only holders of record of the Company's outstanding common stock, par value $2.50 per share (the "Common Stock"), at the close of business on December 27, 1995, are entitled to notice of and to vote at the Meeting. At the close of business on December 27, 1995, there were 17,928,239 outstanding shares of Common Stock. Each share is entitled to one vote. No person to the knowledge of the Company held beneficially 5% or more of the Company's Common Stock as of December 27, 1995.

     The following table sets forth, as of December 27, 1995, the beneficial ownership of equity securities of the Company of each of the directors and each of the executive officers of the Company listed in the Summary Compensation Table below, and of all directors and executive officers of the Company as a group. The shares owned by all such persons as a group constitute less than 1% of the total shares outstanding.

                                                     TITLE OF                   AMOUNT AND NATURE OF
                    NAME                             SECURITY                 BENEFICIAL OWNERSHIP (1) (2)
                    ----                             --------                 ----------------------------
Roger E. Birk...............................       Common Stock               16,200 shares  - Direct
Bruce G. Coe................................       Common Stock                5,200 shares  - Direct
Francis X. Colford..........................       Common Stock                8,450 shares  - Direct
                                                                                 592 shares  - Indirect

Leonard S. Coleman..........................       Common Stock                  200 shares  - Direct
Laurence M. Downes..........................       Common Stock                6,050 shares  - Direct
                                                                                 100 shares  - Indirect

Gary A. Edinger.............................       Common Stock                5,204 shares  - Direct
                                                                                  17 shares  - Indirect
Joe B. Foster...............................       Common Stock                3,206 shares  - Direct
Hazel F. Gluck..............................       Common Stock                  200 shares  - Direct
Michael J. Gluckman.........................       Common Stock                7,607 shares  - Direct
Warren R. Haas..............................       Common Stock                6,908 shares  - Direct
Oleta J. Harden.............................       Common Stock                6,911 shares  - Direct
                                                                                  59 shares  - Indirect
Lester D. Johnson...........................       Common Stock                    0 shares  - Direct

Dorothy K. Light............................       Common Stock                4,051 shares  - Direct
                                                                                  33 shares  - Indirect
Donald E. O'Neill...........................       Common Stock                4,268 shares  - Direct
Richard S. Sambol...........................       Common Stock               34,480 shares  - Direct
                                                                               7,051 shares  - Indirect(3)

Charles G. Stalon...........................       Common Stock                3,067 shares  - Direct
Thomas B. Toohey............................       Common Stock                6,942 shares  - Direct


                                                     TITLE OF                   AMOUNT AND NATURE OF
                    NAME                             SECURITY                 BENEFICIAL OWNERSHIP (1) (2)
                    ----                             --------                 ----------------------------
John J. Unkles, Jr..........................       Common Stock                6,210 shares  - Direct
All Directors and Executive Officers as            Common Stock              125,154 shares  - Direct
a Group.....................................                                   7,852 shares  - Indirect

----------

(1)  The  number of shares  owned and the  nature of such  ownership,  not being
     within  the  knowledge  of  the  Company,   have  been  furnished  by  each
     individual.

(2) Includes shares subject to currently exercisable options and to options exercisable within the next 60 days as follows: Mr. Birk - 1,000 shares; Mr. Coe - 1,000 shares; Mr. Colford - 2,944 shares; Mr. Downes - 3,034 shares; Mr. Edinger - 1,862 shares; Mr. Foster - 1,000 shares; Dr. Gluckman
     - 5,937 shares, Mr. Haas - 1,000 shares; Mrs. Harden - 2,820 shares; Mrs. Light - 1,000 shares; Mr. O'Neill - 1,000 shares; Mr. Sambol - 1,000 shares; Mr. Stalon - 1,000 shares; Mr. Unkles - 1,000 shares; and all directors and executive officers as a group - 25,597 shares.

(3)  These shares are owned by Sambol Construction Company.


                              ELECTION OF DIRECTORS

                            [Item (1) on Proxy Card]

                                     Item 1

Election of Directors

     The Board of Directors currently consists of thirteen members divided into three classes with overlapping three-year terms. Mr. Birk has chosen not to stand for re-election and is not being replaced at this time; therefore, subsequent to the Meeting and until such time as such vacancy is filled, the Board of Directors will consist of twelve members.

     Four individuals have been nominated for election as directors at the Meeting, one to serve for a one-year term expiring in 1997 and three to serve for three-year terms expiring in 1999, until their respective successors are elected and have qualified. With the exception of Mr. Johnson, each of the nominees is now serving as a director of the Company. Unless otherwise indicated on a proxy, the proxy holders intend to vote the shares it represents for all of the nominees for election as directors.

     The affirmative vote of a plurality of the shares of the Company's Common Stock cast at the Meeting, by the stockholders present in person or represented by proxy, is required for the election of directors. Abstentions, broker non-votes and withheld votes will not be included in the total number of votes cast and therefore will not affect the vote for election of directors.

     The votes applicable to the shares represented by proxies in the accompanying form will be cast in favor of the nominees listed below. While it is not anticipated that any of the nominees will be unable to serve, if any should be unable to serve, the proxy holder reserve the right to substitute any other person.

                             Nominee for Election as
                       Director with Term Expiring in 1997

                                      Business Experience
Name and Period                       During Past Five Years
Served as Director            Age     and Other Affiliations
------------------            ---     ----------------------


Richard S. Sambol             69      President, Sambol  Construction  Corp. for
Director since 1990                   more  than  the  last five years; Trustee,
                                      Monmouth College.

                            Nominees for Election as
                      Directors with Terms Expiring in 1999

Leonard S. Coleman            46      President,     National     League     of
Director since Sept. 1995             Professional  Major League Baseball Clubs
                                      since  March  1994;  Executive  Director,
                                      Market Development, Major League Baseball
                                      from  December  1991 to March 1994;  Vice
                                      President,   Investment  Banking,  Kidder
                                      Peabody  from  1988  to  1991;  Director,
                                      Beneficial   Corp.,  and  Omnicom  Group,
                                      Inc., an  advertising   holding   company.

Lester D.  Johnson            64      Retired.   Formerly   Director  from  1992
                                      through  1995,  Vice  Chairman  and  Chief
                                      Financial  Officer  from  January  1995 to
                                      December 1995, Executive Vice President and Chief Financial Officer from March
                                      1992 to  December  1994,  and Senior  Vice
                                      President and Chief Financial Officer from
                                      1986 to 1992, of Consolidated  Natural Gas
                                      Company.

Dorothy K. Light              58      Retired.    Formerly    Corporate    Vice
Director since 1990                   President and Secretary from June 1990 to
                                      July  1995,  The   Prudential   Insurance
                                      Company  of  America;   Chairperson,  the
                                      Prudential  Foundation;  Former  Trustee,
                                      New  Jersey  Center for the  Analysis  of
                                      Public Issues;  Former Member, New Jersey
                                      Governor's     Economic    Master    Plan
                                      Commission.

                      Directors with Terms Expiring in 1997

                                      Business Experience
Name and Period                       During Past Five Years
Served as Director            Age     and Other Affiliations
------------------            ---     ----------------------
Bruce G. Coe                  65      Chairman of the Board of Directors of the
Director since 1984                   Company since April 1995; President,  New
                                      Jersey  Business &  Industry  Association
                                      since   1982;   Director,    New   Jersey
                                      Manufacturers Insurance Company, and Core
                                      States New Jersey National Bank.

Hazel F. Gluck                61      Partner and President,  Policy Management
Director since July 1995              &  Communications,  Inc. since April 1994
                                      and Founder and President,  Public Policy
                                      Advisors,  Inc.  from  July 1989 to March
                                      1994,  both of which are  consulting  and
                                      public relations firms;  member, Board of
                                      Trustees,  Monmouth   University  and  St.
                                      Francis Medical Center College.

Warren R. Haas                68      Retired. Formerly Vice President, Merrill
Director since 1987                   Lynch  Specialists,  Inc. (stock exchange
                                      specialists)  and Partner,  Tompane & Co.
                                      prior  thereto  for more than five years;
                                      Member,   New  York  Stock  Exchange  and
                                      American     Arbitration     Association;
                                      Trustee,  St.  Clare's/Riverside  Medical

                                       Center;  Director,  Fisher  Armed  Forces
                                       Foundation,  Marine Corps.  Assoc., Inc.;
                                       Arbitrator,   New  York  Stock  Exchange,
                                       President,  Marine Corps Law  Enforcement
                                       Foundation, and Trustee, Intrepid Founda-tion.

Donald E. O'Neill             69       Retired.    Formerly   Chairman,   Inter-
Director since 1982                    national,  of Warner  Lambert  Company (a
                                       health   care   and   consumer   products
                                       company)  from October 1988 to March 1991
                                       and Executive  Vice  President from April
                                       1986 to March  1991;  Director,  Alliance
                                       Pharmaceutical  Corp.,  Scios/Nova Corp.,
                                       Immunogen  (a  bio-technology   company),
                                       Cytogen   (a   bio-technology   company),
                                       Targeted Genetics (a genetics engineering firm), MDL Information Systems, Inc.,
                                       Alexander Consulting Company (management and compensation consultants) and Fuisz
                                       Technologies (a pharmaceutical-related) company.

                      Directors with Terms Expiring in 1998

                                      Business Experience
Name and Period                       During Past Five Years
Served as Director            Age     and Other Affiliations
------------------            ---     ----------------------
Laurence M. Downes            38       President and Chief Executive  Officer of
Director since July 1995               the Company since July 1995;  employed by
                                       the Company since 1985  including  Senior
                                       Vice   President   and  Chief   Financial
                                       Officer from 1987 to 1995; Member, Board of Trustees, Georgian Court College.

Joe B. Foster                 61       Chairman and Chief  Executive  Officer of
Director since 1994                    Newfield    Exploration   Company   since
                                       January 1989;  prior  thereto,  Executive

                                       Vice   President,   Tenneco,   Inc.   and
                                       Chairman   of  Tenneco  Oil  Company  and
                                       Tenneco Gas Pipeline  Group for more than
                                       five  years;   Member  of  the   National
                                       Petroleum  Council;  Chairman,   Offshore
                                       Committee,      Independent     Petroleum
                                       Association of America;  Director,  Baker
                                       Hughes, Inc., an oil and gas services company.

Charles G. Stalon             66       Independent    Consultant    on    energy
Director since 1994                    regulation  since 1993;  Senior Economist
                                       at  Argonne  National   Laboratory  since
                                       1991;    Professor   of   Economics   and
                                       Director,  Institute of Public Utilities,
                                       Michigan  State  University  from 1989 to
                                       1993;   Commissioner,    Federal   Energy
                                       Regulatory  Commission  from  1984  until
                                       1989 and the Illinois Commerce Commission
                                       from 1981 until  1984;  Member,  Advisory
                                       Committee,    Bellcore,    and   Advisory
                                       Committee,  Gas Research Institute.

John J. Unkles, Jr.           65       Retired.   Formerly  Managing   Director,
Director since 1982                    Tucker  Anthony,  Inc.,  Morristown,   NJ
                                       (investment bankers) for more than five years.

     The Company and/or its subsidiaries maintain a banking relationship with Core States New Jersey National Bank, of which Mr. Coe is a director. The Company believes that all transactions with this bank were conducted at terms and rates no more favorable than those available to other similarly situated commercial customers.

                 INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

     During fiscal 1995, there were eleven meetings of the Board of Directors. Each director attended more than 75% of the combined meetings of the Board of Directors and the Committees on which he or she served during the year.

     The Executive Committee consists of Roger E. Birk, Bruce G. Coe (Committee Chair), Laurence M. Downes, Dorothy K. Light, Donald E. O'Neill, and Richard S. Sambol. During the interval between meetings of the Board of Directors, the Executive Committee is authorized under the Company's By-laws to exercise all the powers of the Board of Directors in the management of the Company, unless specifically directed otherwise by the Board or otherwise proscribed by law. This Committee met four times in fiscal 1995.

     The Audit Committee, consisting of Warren R. Haas, Dorothy K. Light (Committee Chair), Charles G. Stalon, Thomas B. Toohey and John J. Unkles, Jr., met three times during fiscal 1995 for the purpose of overseeing management's responsibilities for accounting, internal controls, and financial reporting. While not attempting to verify the results of any specific audit, the Audit Committee did satisfy itself, and ultimately the Board, that these functions are being carried out responsibly. The Audit Committee acts to assure itself of the independence of the independent accountants by reviewing each non-audit service rendered or to be rendered by the accountants. After meeting with the independent accountants to review the scope of their examination, fees, and the planned scope of future examinations, the Audit Committee makes a recommendation to the Board for the appointment of an independent accounting firm for the following fiscal year.

     The Compensation and Benefits Committee, consisting of Bruce G. Coe, Warren
R. Haas, Donald E. O'Neill (Committee Chair), Richard S. Sambol, and John J. Unkles, Jr., met five times during fiscal 1995 to review and make recommendations regarding the annual compensation and benefits of all elected officers of the Company and its subsidiaries.

     The Finance and Pension Investment Committee, consisting of Roger E. Birk, Bruce G. Coe, Joe B. Foster, Richard S. Sambol, and Thomas B. Toohey (Committee Chair), met twice during fiscal 1995 to review and make recommendations to the Board concerning financing proposals, dividend guidelines, and other corporate financial and pension matters.

     The members of the Nominating Committee are Roger E. Birk, Bruce G. Coe, Dorothy K. Light, Donald E. O'Neill and Richard S. Sambol (Committee Chair). The purpose of the Nominating Committee is to recommend to the Board the nominees for election as directors, and to consider performance of incumbent directors to determine whether to nominate them for re-election. This Committee met twice in fiscal 1995. The Nominating Committee will consider qualified nominations for directors recommended by stockholders. Recommendations should be sent to New Jersey Resources Corporation, Office of the Secretary, 1415 Wyckoff Road, P.O. Box 1464, Wall, New Jersey 07719. Any nomination for director should be received by the Secretary on or before September 5, 1996.

                            REMUNERATION OF DIRECTORS

     Directors who are not officers of the Company or its subsidiaries are compensated as follows: (1) an annual retainer of $10,800; (2) a fee of $700 for each Board meeting attended; (3) a fee of $700 for each committee meeting attended, unless the committee meeting was held on the same day as a Board meeting, in which case the committee meeting fee is $500; (4) a fee of $400 for any Board or committee meeting attended via telephone conference call; and (5) an annual retainer for each committee chairperson of $5,000. Directors also receive a one-time award of 200 shares and options to purchase 5,000 shares of the Company's Common Stock. An additional award of options to purchase 1,000 shares of the Company's Common Stock is made annually. Directors who are also officers of the Company or its subsidiaries do not receive additional compensation. All directors are reimbursed for any out-of-pocket expenses incurred in attending Board or committee meetings. Mr. Coe was elected Chairman of the Board of Directors in April 1995 and receives $50,000 in additional compensation annually for his services as such.

                       REMUNERATION OF EXECUTIVE OFFICERS

                   Compensation and Benefits Committee Report

     The Compensation and Benefits Committee (the "Compensation Committee") of the Board of Directors consists of five outside, non-employee directors. In addition, as Chief Executive Officer of the Company, Mr. Downes is an ex officio but non-voting member of the Compensation Committee.

     The Compensation Committee's fundamental executive compensation philosophy is designed to attract, energize, reward and retain qualified executive personnel who will provide superior results over the long-term and enhance the Company's position in a highly competitive market. The Compensation Committee also administers awards under certain of the Company's employee benefit plans. Accordingly, the Compensation Committee reviews and makes recommendations to the Board with respect to (1) the performance of the Company's officers and the presidents of the Company's subsidiaries, (2) the compensation and other benefits of officers of the Company and the presidents of the Company's subsidiaries, and (3) benefit programs that are applicable to officers of the Company and/or its subsidiaries.

     The Compensation Committee each year has utilized a national compensation consultant (the "Consultant") to review competitive compensation levels of senior executives in the natural gas industry. In addition, the Consultant utilizes more general industry data from specific surveys prepared by other compensation consultants in the area of independent power. Through this process, the Compensation Committee identifies the median compensation levels, both with respect to base salary and overall executive compensation packages, at the Company's competitors. Many, but not all of the Companies which compensation was reviewed for purposes of this comparison are members of the Standard and Poor's Utilities Index used in the performance graph on page 15.

     The Compensation Committee employs this external data by comparing the results to the base salary and other compensation provided to senior Company executives. In this fashion, the Compensation Committee is able to assess and make recommendations to the Board with respect to both individual compensation levels and target performance levels under the Company's Officer Incentive Compensation Plan (the "Incentive Plan").

     Setting compensation levels for each executive officer is based upon the Compensation Committee's judgment as well as actual performance against established goals. Individual performance is measured in several specific areas, including the development and execution of annual operating plans, strategic plans, leadership qualities, ability to develop staff, change in leadership responsibilities and the individual's specific contributions to corporate objectives which have a significant and positive impact on the Company.
Performance of the subsidiary companies is measured by comparing actual achievements to financial and strategic objectives in their annual operating plans. Company performance criteria is also measured yearly to ensure consistency with the corporate vision, mission and strategies. In making compensation decisions for 1995 the Compensation Committee reviewed executive accomplishments in total gas throughput, number of new customers, cost of adding a new customer, earnings, expenses, operating and net income and the Company's assumption of a leadership role in natural gas related businesses.

     The Company has established three programs providing for direct compensation of executive officers: the Base Salary Program, the Incentive Plan and the Executive Long- Term Compensation Plan (the "Long-Term Plan"). The structure of the total executive compensation package is such that when the Company achieves its annual business objectives, the Company's senior executives receive a level of compensation approximately equivalent to the average compensation paid to executives of the Company's competitors.

     Each of these three programs is discussed in greater detail below.

Base Salary Program

     In setting the base salary levels of each executive officer, the Compensation Committee considers the base salaries of executive officers in comparable positions in other similarly situated natural gas companies. In setting levels, the Company currently targets the 50th percentile of the relevant labor market. The Compensation Committee also considers the executive's experience level and the actual performance of the executive (in view of the Company's needs and objectives). Changes in compensation are directly dependent upon individual and Company performance. Mr. Downes' base pay of $215,000 is approximately 20% below the median compensation for comparable companies and reflects the fact that Mr. Downes has only recently been promoted to this level of responsibility and that others in the survey data have more experience in their positions.

Incentive Plan

     Under the Incentive Plan, officers and certain key employees of the Company and New Jesery Natural Gas Company, a wholly-owned subsidiary of the Company ("NJNG"), designated by the Compensation Committee may receive additional cash compensation based upon the Compensation Committee's subjective evaluation of the Company's performance against a series of performance objectives. Awards under the Incentive Plan are based upon a percentage of the base salaries of each eligible Incentive Plan participant during the year. Threshold, target and maximum incentive award levels are established annually by the Compensation Committee for each award group.

     Individual performance awards are payable based on the executive's overall performance and achievement of his or her annual performance goals. Incentive award levels are intended to provide payments that are competitive within the industry when performance results are fully achieved.

     The incentive awards to executive officers for achievements in fiscal 1995 (paid in fiscal 1996) and the $60,000 incentive award made to Mr. Downes reflect overall results that were above target for the Company and NJNG.

     Executive officers of the Company's other subsidiaries have not participated in the Incentive Plan. Instead, annual bonus awards are made to these individuals based upon the executives' and subsidiaries' performance. The Compensation Committee believes that variable at-risk compensation, both annual and long-term, should make up a significant part of an executive's compensation and that the amount of this compensation component should increase with increasing levels of responsibility.

Long-Term Plan

     The Long-Term Plan currently provides for the award of stock options (the "Stock Options"), performance units (the "Performance Units") or restricted stock (the "Service Awards") to designated officers and certain key employees. Although awards under the Long-Term Plan were initially made in the form of Service Awards, beginning in fiscal 1992 (awarded in fiscal 1993) the Compensation Committee has made awards exclusively in the form of Stock Options which the Compensation Committee believes can be more directly linked to the Company's performance. As the value of the Company's stock is generally considered the strongest indicator of overall corporate performance, Stock Option awards, which allow the executive to benefit by appreciation in stock price at no direct cost to the Company, provide a strong incentive to executives by relating a portion of compensation to the future value of the Company's stock. Additionally, Stock Options encourage individuals to act as owner managers and are an important means of fostering a mutual interest between management and shareholders. If the amendment to the Long-Term Plan is approved by the stockholders at the Meeting (Item 2 below) all full-time employees of the Company and its subsidiaries will be participants in the Long-Term Plan eligible to receive awards granted thereunder and the name will be changed to the "Long-Term Incentive Compensation Plan".

     Stock Option awards to executives for fiscal 1995 (made in fiscal 1996) were generally determined on the basis of the executive's position within the Company and level of 1995 base salary. A percentage (up to 100%) of the executive's base salary, as determined by the Compensation Committee, is divided by the prevailing market value of the underlying stock to determine the number of the Option Shares awarded annually. The Compensation Committee also considered the amount and terms of options already held by executives in making the awards for fiscal 1995, concluding that greater than normal awards were necessary to align the interests of such executives and the Company's shareholders. Mr. Downes was awarded a normal annual grant of 8,148 Stock Options upon his election as President and Chief Executive Officer of the Company in July 1995 and was awarded additional 30,000 Stock Options for fiscal 1995 which represented approximatley four times the normal annual grant. It is expected that executives who receive above average awards for fiscal 1995 will not receive annual awards in fiscal 1996.

Other

     The Company did not pay any compensation in fiscal 1995 that was not deductible by provisions of the Internal Revenue Code of 1986, as amended (the
"Code"),   Section  162(m).

Compensation  Committee  Interlocks  and  Insider Participation

     No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries, nor does any executive officer of the Company serve as an officer, director or member of a compensation committee of any entity one of whose executive officers or directors is a director of the Company.

                                   Compensation and Benefits Committee:

                                            Bruce G. Coe
                                            Warren R. Haas
                                            Donald E. O'Neill
                                            Richard S. Sambol
                                            John J. Unkles, Jr.


                                                    SUMMARY COMPENSATION TABLE
==================================================================================================================================
                                                 Annual Compensation             Long-Term Compensation
                                           ------------------------------        ----------------------
                                                                                   Awards              Payouts
                                                                           ----------------------      -------
                                                                   Other
                                                                   Annual
                                                                    Com-   Restricted
                                                                   pensa-     Stock                     LTIP          All Other
       Name and Principal                  Salary      Bonus        tion    Award(s)      Options      Payouts      Compensation
            Position               Year*     ($)        ($)         ($)        ($)          (#)          ($)             ($)
       ------------------          ----    ------      -----        ----    --------      -------      -------      ------------
Laurence M. Downes                 1995    163,650    25,000         --        --         10,596         --            7,768(2)
President & Chief Executive        1994    136,250    25,000         --        --          1,923         --            6,764
Officer (1)                        1993    120,843    17,500         --        --          1,948         --            5,902

Oliver G. Richard III              1995    163,652    75,000         --                   20,820         --            2,528(9)
Chairman, President and Chief      1994    310,625    75,000         --      35,000       16,731         --           11,236
Executive Officer (8)              1993    290,000    60,000         --      35,000       19,550         --            9,096

Michael J. Gluckman                1995    196,083    67,625(3)      --                    4,165                       7,969(4)
President, Paradigm Power,         1994    189,163    26,570         --                    3,558         --            3,687
 Inc.                              1993    185,000      --                                 4,157         --               --

Oleta J. Harden                    1995    123,440    18,764                               2,089                       6,201(5)
Senior Vice President, General     1994    117,797    16,626                               1,734                       6,056
Counsel & Secretary, NJNG          1993    111,129    15,395                               1,911                       5,558

Francis X. Colford                 1995    119,128    14,000                               2,037                       5,953(6)
Senior Vice President,             1994    116,462    11,566                               1,792                       6,080
Accounting & Financial Control,    1993    115,891    13,855                               2,052                       5,916
NJNG.

Gary A. Edinger                    1995    110,085    20,000                               1,766                       5,441(7)
Senior Vice President - Energy     1994     99,133    15,904                               1,079                       5,080
Services, NJNG                     1993     92,002    13,659                               1,178                       4,605

Peter M. Schwolsky                 1995    139,052    67,625(11)     --        --          3,951         --            2,646 (12)
Executive Vice President, Law      1994    199,387    26,570         --        --          3,375         --           10,398
& Corporate Development (10)       1993    195,000    14,500         --        --          3,943         --            6,619

James M. Bollerman                 1995    116,659    15,000         --        --          3,459         --            6,930 (14)
President and Chief Executive      1994    158,250    15,000         --        --          3,043         --            6,817
Officer, Commercial Realty &       1993    158,250    26,250         --        --          3,556         --            3,380
Resources Corp. (13)                                                                                     --
==================================================================================================================================

----------------
*    For fiscal year ended September 30.

(1) Mr. Downes was elected President and Chief Executive Officer in July 1995, and fulfilled the duties of Chief Executive Officer on an interim basis after Mr. Richard's resignation on August 3, 1995. Prior to that time, he was Senior Vice President and Chief Financial Officer of the Company.

(2) Consists of the Company's matching contributions under the Employees' Retirement Savings Plan (the "Savings Plan") ($4,910) and the Company's contributions under the Employee Stock Ownership Plan (the "ESOP II") ($2,858).

(3) Represents second installment of a $200,000 project incentive award bonus payable over three years of which $105,805 remains to be paid. See "Employment Arrangements, Termination of Employment And Change of Control Arrangements" below.

(4) Consists of the Company's matching contributions under the Savings Plan ($4,453) and the Company's contributions under the ESOP II ($3,516).

(5) Consists of the Company's matching contributions under the Savings Plan ($3,703) and the Company's contributions under the ESOP II ($2,498).

(6) Consists of the Company's matching contributions under the Savings Plan ($3,573) and the Company's contributions under the ESOP II ($2,380).

(7) Consists of the Company's matching contributions under the Savings Plan ($3,303) and the Company's contributions under the ESOP II ($2,138).

(8)  Mr. Richard resigned these positions effective April 3, 1995.

(9) Consists of the Company's matching contributions under the Savings Plan ($2,528).

(10) Mr. Schwolsky resigned these positions effective June 1, 1995.

(11) Represents second installment of a $200,000 project incentive award bonus payable over three years of which $105,805 remains to be paid.

(12) Consists of the Company's matching contributions under the Savings Plan ($2,646).

(13) Mr. Bollerman resigned these positions effective May 31, 1995.

(14) Consists of the Company's matching contributions under the Savings Plan ($3,500) and the Company's contribution under the ESOP II Plan ($3,430).

                                         OPTION GRANTS IN 1995 FISCAL YEAR

========================================================================================================================
                                      Individual Grants
                                --------------------------
                                  Number        Percent of
                                    of             Total
                                Securities        Options                                       Potential Realizable
                                Underlying      Granted to                                        Value at Assumed
                                 Options         Employees      Exercise      Expira-          Annual Rates of Stock
                                 Granted         in Fiscal        Price        tion             Price Appreciation
            Name                   (#)             Year         ($/Sh)(1)      Date              for Option Term
                                                                                           -----------------------------
                                                                                                5% ($)           10% ($)
------------------------------------------------------------------------------------------------------------------------
Laurence M. Downes..........      8,148           10.9%          23.625       7/12/05          121,059          306,789
                                  2,448            3.3%          22.875      11/30/04           35,217           89,246
Michael J. Gluckman.........      4,165            5.6%          22.875      11/30/04           59,917          156,843
Oleta J. Harden.............      2,089            2.8%          22.875      11/30/04           30,052           76,158
Francis X. Colford..........      2,037            2.7%          22.875      11/30/04           29,304           74,263
Gary A. Edinger.............      1,766            2.4%          22.875      11/30/04           25,405           64,383
Oliver G. Richard III.......     20,820           27.9%          22.875      11/30/04          299,514          759,031
Peter M. Schwolsky..........      3,951            5.3%          22.875      11/30/04           56,839          144,041
James M. Bollerman..........      3,459            4.6%          22.875      11/30/04           49,761          126,104
=========================================================================================================================

(1)  Represents the fair market value at the date of grant.

                                    AGGREGATED OPTION EXERCISES IN 1995 FISCAL YEAR
                                            AND FISCAL YEAR-END OPTION VALUES

======================================================================================================================
                                                                                 Number of              Value of
                                                                                Unexercised            Unexercised
                                                                                  Options             In-the-Money
                                              Shares            Value         at Fiscal Year-            Options
                                           Acquired on        Realized              End              at Fiscal Year-
                  Name                     Exercise (#)          ($)                (#)                  End ($)
                                                                            ------------------------------------------
                                                                               Exercisable/           Exercisable/
                                                                               Unexercisable          Unexercisable
----------------------------------------------------------------------------------------------------------------------
Laurence M. Downes......................        --               --             1,455/13,012          3,531/29,208
Michael J. Gluckman.....................                         --             2,968/8,912           7,533/20,031
Oleta J. Harden.........................        --               --             1,388/4,346           3,458/9,736
Francis X. Colford......................        --               --             1,474/4,407           3,719/9,830
Gary A. Edinger.........................        --               --               858/3,165           2,132/7,437
Oliver G. Richard III...................        --               --            31,712/ --             157,316/--
Peter M. Schwolsky......................        --               --             2,814/ --              7,145/--
James M. Bollerman......................        --               --                 --                     --
======================================================================================================================

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

     [The following table represents a comparison graph in the printed proxy statement]

               9/90       9/91       9/92        9/93        9/94      9/95

NJR            100        119         145         200        155        202
S&P 500        100        131         146         164        171        221
S&P Utilities  100        116         133         165        143        183

* Assumes $100 invested on September 30, 1990, in NJR stock, the S&P 500 Index and the S&P Utility Index. Cumulative total return includes reinvestment of dividends.

                                RETIREMENT PLANS

     The following table sets forth estimated annual benefits payable upon retirement (including amounts attributable to the Plan for Retirement Allowances for Non-Represented Employees (the "Retirement Plan") and any other defined benefit supplementary or excess pension award plans) in specified compensation and years of service classifications, and assumes a reduction of approximately 10% which is applied to married employees in order to provide the spouse a survivor's annuity of 50% of the employee's reduced retirement benefit:


                                              PENSION PLAN TABLE

                                          Years of Credited Service
                                          -------------------------

  Compensation        10          15         20         25         30          35          40          45
  ------------        --          --         --         --         --          --          --          --

    $100,000       $13,485     $20,228    $26,970    $33,713    $40,455     $47,198     $52,823      58,448
    $125,000       $17,198     $25,796    $34,395    $42,994    $51,593     $60,192     $67,223      74,254
    $150,000       $20,910     $31,365    $41,820    $52,275    $62,730     $73,185     $81,623      90,060
    $175,000       $24,623     $36,934    $49,245    $61,557    $73,868     $86,179     $96,023     105,867
    $200,000       $28,335     $42,503    $56,670    $70,838    $85,005     $99,173    $110,423     121,673

    $225,000       $32,048     $48,071    $64,095    $80,119    $96,143    $112,167    $124,823     137,479
    $250,000       $35,760     $53,640    $71,520    $89,400   $107,280    $125,160    $139,223     153,285
    $275,000       $39,473     $59,209    $78,945    $98,682   $118,418    $138,154    $153,623     169,092
    $300,000       $43,185     $64,778    $86,370   $107,963   $129,555    $151,148    $168,023     184,898

    $325,000       $46,898     $70,346    $93,795   $117,244   $140,693    $164,142    $182,423     200,704
    $350,000       $50,610     $75,915   $101,220   $126,525   $151,830    $177,135    $196,823     216,704

     For the five executives named in the Summary Compensation Table who are currently employees of the Company, compensation covered by the Retirement Plan equals their base salary.

     The number of years of credited service at normal retirement for the named executive officers are as follows:

                                             Years of
                Name                     credited service
                ----                     ----------------

          Laurence M. Downes                   37
          Michael J. Gluckman                  10
          Oleta J. Harden                       0
          Francis X. Colford                   39
          Gary A. Edinger                      43

     Benefits are computed on a straight life, annuity basis. The benefits listed in the above table are not subject to deduction for Social Security or other amounts.

     The Company has supplemental retirement agreements ("Supplemental Retirement Agreements") with Messrs. Downes, Colford and Edinger and Mrs. Harden and certain other officers not named in the Summary Compensation Table, payable over a five-year period commencing with retirement at age 65. At projected retirement, the maximum total amounts currently payable over a five year period to Messrs. Downes, Colford and Edinger and Mrs. Harden under their respective Supplemental Retirement Agreements would be $250,000, $125,000, $125,000 and $125,000, respectively.

               EMPLOYMENT ARRANGEMENTS, TERMINATION OF EMPLOYMENT
                       AND CHANGE OF CONTROL ARRANGEMENTS

Dr. Gluckman

     The Company has entered into a letter agreement, dated March 11, 1992, with Dr. Michael J. Gluckman, President of Paradigm Power, Inc. ("Paradigm"), the Company's subsidiary engaged in the development of natural gas fueled independent power production facilities. Under this agreement, Dr. Gluckman is entitled to receive a minimum base salary of $185,000 per year during the three-year term of the agreement, which will automatically be extended for an additional year unless earlier terminated, and may participate in the Company's incentive, welfare, retirement, savings and stock ownership plans. In addition, Dr. Gluckman is entitled to receive a project incentive bonus, subject to certain conditions, based upon a specified percentage of the capital cost of the project, upon the successful development of newly developed Paradigm projects. Each such project and its proposed capital costs, and thus any project incentive bonus payable to Dr. Gluckman, will be subject to the prior approval of the Company's Board of Directors.

     In 1993, a subsidiary of Paradigm entered into an agreement to jointly develop a proposed cogeneration project which would sell electricity to an unaffiliated utility, pursuant to a power purchase agreement. In 1994 the power purchase agreement was terminated in exchange for a buy-out settlement. The Company's total share of the buy-out settlement, which is to be received over a three-year period, including interest, is expected to be approximately $4,800,000. Based on Dr. Gluckman's project incentive bonus arrangement and his efforts in developing the project and then negotiating the buy-out settlement, the Board awarded him a bonus in the amount of $200,000, payable only on a prorated basis, over the same three-year period in which the Company receives payment. During 1995, the Company received $1,639,631.51, or approximately 34% of the expected total settlement. Accordingly, Dr. Gluckman received 34% of the total bonus award, or $67,625.

Change of Control Arrangements

     Under the Long-Term Plan, in the event of a change of control (as defined therein) of the Company, the Board may, among other things, accelerate the entitlement to outstanding benefits awarded thereunder.

     Pursuant to the Supplemental Retirement Agreements of Messrs. Downes, Colford and Edinger and Mrs. Harden, in the event of a change of control of the Company, the right to the amounts payable to each of them thereunder becomes immediately vested and such amounts are immediately payable in the event of a subsequent termination of employment for any reason. Change of control of the Company is defined as a reportable change of control under the proxy rules of the Securities and Exchange Commission, including the acquisition of a 30% beneficial voting interest in the Company, or a change in any calendar year in such number of directors as constitutes a majority of the Board of Directors, unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the year.

     The Company has entered into agreements with each of the five executives named in the Summary Compensation Table who are currently empoloyees of the Company that provide each such executive certain rights in the event that his or her employment with the Company is terminated within three years following the occurrence of a "Change of Control" (i) by the Company without "Cause" (i.e., conviction of a felony; gross neglect, willful malfeasance or willful gross misconduct which has had a material adverse effect on the Company or repeated material willful violations of the executive's duties which result in material damage to the Company) or (ii) by the executive for "Good Reason" (e.g., due to a material breach of the Agreement by the Company, including, without limitation, a material adverse change in executive's position or responsibilities or a reduction in the executive's compensation). Subject to the limitation described below, upon either such termination of employment, the executive will receive three times, in the case of Mr. Downes, and two times, in all other cases, the sum of (x) his or her then annual base salary and (y) the average of his or her annual bonuses with respect to the last three calendar years ended prior to the Change of Control. However, if the executive would be subject to the excise tax imposed on "excess parachute payments", the amounts payable to the executive under this agreement will be reduced (but not below zero) to the maximum amount which may be paid without the executive being subject to such tax. In the case of Mr. Downes, this limit will only apply if it will result in his receiving a greater net after tax amount than he would have been received without applying such limit. For purposes of these agreements, a "Change of Control" shall generally mean the acquisition by any person of beneficial ownership of securities representing 25% or more of the combined voting power of the Company's securities; within any 24-month period, the persons who were directors of the Company immediately before such period (the "Incumbent Directors") and directors whose nomination or election is approved by two-thirds the Incumbent Directors and directors previously approved by the Incumbent Directors ceasing to constitute a majority of the Board or the stockholders of the Company approve a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of the assets of the Company, as a result of which the shareholders of the Company immediately prior to such event do not hold, directly or indirectly, a majority of the Voting Power of the acquiring or surviving corporation.

                        AMENDMENT TO EXECUTIVE LONG-TERM
                           INCENTIVE COMPENSATION PLAN

                            [Item (2) on Proxy Card]
                                     Item 2

     On November 29, 1995, the Board of Directors adopted, subject to the approval of the Company's stockholders at the Meeting, amendments to the Company's Long-Term Plan. The text of the proposed amendments is set forth in Appendix A.

     Under the Long-Term Plan as originally adopted by the stockholders at the 1989 Annual Meeting, only certain executive officers and designated key employees of the Company and its subsidiaries are eligible to participate. If adopted, the proposed amendments would make all full-time employees of the Company and its subsidiaries eligible to receive incentive awards under the Long-Term Plan. As of the day of this Statement, there were approximately 870 employees eligible to participate. In addition, to reflect more accurately the expanded scope of the Long-Term Plan, its name would be changed from "Executive Long-Term Incentive Compensation Plan" to "Long-Term Incentive Compensation Plan."

     The Board believes that expanding participation in the Long-Term Plan to include all full-time employees will give the Company added flexibility to better relate employee compensation to performance, based on the attainment of specific goals, thereby fostering a greater mutuality of interest between the employees and the Company.

                        Description of the Long-Term Plan

General

     The purposes of the Long-Term Plan are generally to attract and retain executives and employees of outstanding ability by motivating executives and other employees, by means of performance related incentives, to achieve long range performance goals, thereby enabling the Company's employees to participate in the Company's long-term growth and financial success.

     Eligibility to participate in the Long-Term Plan is currently limited to officers of the Company and its subsidiaries and certain designated key employees. If the proposed plan amendments are adopted, all full-time employees of the Company and its subsidiaries will be participants in the Long-Term Plan eligible to receive awards granted thereunder (such employees are referred to as "Participants").

     Pursuant to the Long-Term Plan, the Compensation Committee, in its sole discretion, may make grants of Stock Options, Performance Units or Service Awards to Participants. Although awards under the Long-Term Plan were initially made in the form of Service Awards, beginning in fiscal 1992 (awarded in fiscal
1993) the Compensation Committee has made awards exclusively in the form of Stock Options which it believes can be more directly linked to the Company's performance.

Stock Options

     Stock Options may be either incentive stock options or non-qualified stock options. In the case of incentive stock options, the terms and conditions of the grant are subject to and must comply with such limitations as may be prescribed by sec tion 422(b)(7) of the Code.

     The Compensation Committee determines the Participants to whom Stock Options to purchase shares of the Company's Common Stock will be granted, the number of shares covered by each Stock Option and the conditions or limitations applicable to the exercise of the Stock Option. At the time each Stock Option is granted, the Compensation Committee also determines the price at which it may be exercised, provided that the exercise price may not be less than 100% of the fair market value of the Company's Common Stock on the date of the grant, and any other terms and conditions regarding the exercise thereof. Fair market value means either (1) the average of the high and low sales prices of the Common

Stock, or (2) the closing price of the Common Stock, on the date on which it is to be valued as reported for New York Stock Exchange -- Composite Transactions.

Performance Units

     Performance Units represent a contingent award of fixed or variable dollar amount or may be made equal to a share of Common Stock. The Compensation Committee establishes objectives for the Company and/or its subsidiaries for the purpose of determining the extent to which Performance Units which have been contingently awarded have been earned (the "Performance Goals"). The Compensation Committee also establishes the period of years during which the performance of the Company and its subsidiaries is measured for the purpose of determining the extent to which an award of Performance Units has been earned (the "Performance Cycle").

     The Compensation Committee has sole and complete authority to determine the recipients of Performance Units, the number of units for each Performance Cycle, the duration of each Performance Cycle and the value or valuation methodology of each Performance Unit.

     The Compensation Committee establishes Performance Goals for each Performance Cycle on the basis of such criteria as the Compensation Committee may from time to time select. It also determines the number of Performance Units earned on the basis of performance in relation to the established Performance Goals. Payment for Performance Units is made in cash or shares of Company Common Stock, in such proportions as the Compensation Committee determines. Participants who earn Performance Units may be offered the opportunity to defer receipt of payment for the Performance Units under terms established by the Committee.

Service Awards

     Service Awards represent shares of Company Common Stock, contingently granted, based on continued service to the Company and/or its subsidiaries for a specified period.

     The Compensation Committee has sole and complete authority to determine the Participants to whom Service Awards will be granted, the number of shares to be granted, the duration of the period of years selected by the Compensation Committee during which a Service Award may be forfeited (the "Restricted Period"), the conditions under which the Service Award may be forfeited to the Company in the event the Participant ceases to be an employee during the Restricted Period (other than in the cases of death, disability or retirement) and other terms and conditions of the Service Award.

     During the Restricted Period, shares granted pursuant to a Service Award may not be sold, assigned, transferred, pledged or otherwise encumbered by Participants.

Other Provisions

     A total of 750,000 shares of Common Stock were reserved for issuance pursuant to the Long-Term Plan of which 577,542 shares remain available for award. In the event that (1) a Stock Option expires or is terminated unexercised as to any shares covered thereby, or (2) shares are forfeited for any reason under the Long-Term Plan, such shares shall thereafter be again available for issuance pursuant to the Long-Term Plan.

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than normal cash dividends, the Compensation Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Long-Term Plan, including the number of outstanding Stock Options and the option price thereof, and the number or outstanding awards of other types.

     In order to maintain the Participants' rights in the event of Change of Control (as defined below) of the Company, the Board, in its sole discretion, may, either at the time an award is made or at any time prior to or simultaneously with a Change of Control (1) provide for the acceleration of any time periods relating to the exercise or realization of such awards so that such awards may be exercised or realized in full on or before a date fixed by the Board; (2) provide for the purchase of such awards, upon the Participant's request, for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such rights had such awards been currently exercisable or payable; (3) make such adjustment to the awards then outstanding as the Board deems appropriate to reflect such transaction or change; or (4) cause the awards then outstanding to be assumed, or new rights substituted therefor, by the surviving corporation in such change. The Board may, in its discretion, include such further provisions and limitations in any agreement entered into with respect to an award as it may deem equitable and in the best interests of the Company. A Change of Control is deemed to have occurred if (1) absent prior approval by the Board, thirty percent (30%) or more of the Company's outstanding securities entitled to vote in elections of directors shall be beneficially owned, directly or indirectly, by any person, entity or group; or (2) individuals currently constituting the Board (or the successors of such individuals nominated by a Board on which such individuals or such successors constituted a majority) cease to constitute a majority of the Board.

     The Company may deduct from all amounts paid in cash (whether under the Long-Term Plan or otherwise) any taxes required by law to be withheld with respect to an award. In the case of payments of awards in the form of Common Stock, at the Compensation Committee's discretion, the Participant may be required to pay to the Company the amount of any taxes required to be withheld with respect to such Common Stock, or, in lieu thereof, the Company may retain (or the Participant may be offered the opportunity to elect to tender) the number of shares of Common Stock which fair market value equals the amount required to be withheld.

     The Board may amend, suspend or terminate the Long-Term Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval which shall (1) increase (except as provided in Section I. E(b) of the Long-Term Plan) the total number of shares of Common Stock reserved for issuance pursuant to the Long-Term Plan; (2) change the class of employees eligible to be Participants; (3) decrease the minimum option prices stated in the Plan (other than to change the manner of determining fair market value to conform to any then applicable provision of the Code or regulations thereunder); or (4) withdraw the administration of the Long-Term Plan from a committee consisting of three or more members, each of whom is a disinterested person (as defined in the Long-Term Plan). The Compensation Committee may also amend the Long-Term Plan as necessary to have the Long-Term Plan conform with applicable laws.

     The Compensation Committee may amend, modify or terminate any outstanding award without the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Long-Term Plan, including without limitation, (A) to change the date or dates as of which (1) a Stock Option becomes exercisable, (2) a Performance Unit is deemed earned, or (3) a Service Award becomes nonforfeitable; or (B) to cancel and reissue an award under such different terms and conditions as it determines appropriate.

     Awards may provide the Participant with (1) dividends or dividend equivalents and voting rights prior to either vesting or earnout; and (2) to the extent determined by the Compensation Committee, cash payments in lieu of all or any portion of an award.

     During fiscal year 1995, options to purchase a total of 137,544 shares of Common Stock were awarded under the Long-Term Plan to all executive officers of the Company and its subsidiaries as a group and options to purchase a total of 2,128 shares of Common Stock were awarded to key employees.

Vote Required

     For purposes of Rule 16b-3 issued under the Securities Exchange Act of 1934, as amended, the affirmative votes of the holders of a majority of the Common Shares, present or represented by proxy, and entitled to vote at the Meeting, is required for the amendment of the Long-Term Plan. The total number of votes cast "For" approval is counted for the purpose of determining whether sufficient votes are received. An abstention from voting on a matter by a stockholder present in person or represented by proxy and entitled to vote has the same effect as a vote "Against" the proposed amendment. Broker non-votes are not considered shares entitled to vote and will not affect the outcome of the vote.

               THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE
              AMENDMENTS TO THE EXECUTIVE LONG-TERM INCENTIVE PLAN


                       AMENDMENTS TO RESTATED CERTIFICATE
                                OF INCORPORATION

                     [Items (3), (4) and (5) on Proxy Card]

     The Company's Board of Directors has determined that certain amendments to the Company's Restated Certificate of Incorporation (the "Restated Certificate") are advisable and has voted unanimously to recommend them to the Company's stockholders for adoption. These amendments are being submitted in the form of three separate proposals discussed in detail below under the captions Item 3,
Item 4 and Item 5. Stockholders are urged to carefully read the materials that follow.

     The three proposals are being presented separately, and if any proposal is approved by the stockholders it will become effective, regardless of whether the stockholders approve the other proposals.

     The Board of Directors believes that approval of these proposals is in the best interests of all stockholders and recommends that stockholders vote FOR their adoption.

             AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION
                       TO INCREASE AUTHORIZED COMMON STOCK,
                          PAR VALUE $2.50 PER SHARE, TO
                    50,000,000 SHARES FROM 25,000,000 SHARES

                                     Item 3

                    AMENDMENT OF THE RESTATED CERTIFICATE OF
                      INCORPORATION TO INCREASE AUTHORIZED
                       PREFERRED STOCK, PAR VALUE $100 PER
                   SHARE, TO 400,00 SHARES FROM 200,000 SHARES

                                     Item 4

General

     The Company is proposing to amend Paragraph 4 of the Restated Certificate to increase to 50,000,000 the authorized number of shares of Common Stock and to 400,000 the authorized number of shares of preferred stock, par value $100 per share (the "Preferred Stock"). The text of the proposed amendments is set forth in Appendix B to this Proxy Statement. Paragraph 4 of the Restated Certificate currently authorizes the issuance of 25,000,000 shares of Common Stock and 200,000 shares of Preferred Stock.

     As of December 27, 1995, 17,928,239 shares of Common Stock were issued and outstanding. An additional 688,037 shares of Common Stock were reserved for issuance upon exercise of outstanding options granted under the Company's Long-Term Plan, 133,712 shares of Common Stock were reserved for issuance upon exercise of outstanding options granted under the Company's Employees' Retirement Savigns Plan, 1,442,238 shares of Common Stock were reserved for issuance upon exercise of outstanding options granted under the Company's Automatic Dividened Reinvestment and Customer Stock Purchase Plan, and 107,400 shares of Common Stock were reserved for issuance upon exercise of outstanding options granted under the Company's 1995 Restricted Stock and Stock Option Program for Outside Directors. A total of 4,700,374 shares of Common Stock remain available for issuance. As of December 27, 1995, the Company had no shares of Preferred Stock issued and outstanding.

     Because of the limited number of shares of Common and Preferred Stock available for issuance, the Board of Directors recommends that the stockholders approve the amendments to the Restated Certificate to increase the number of authorized shares of Common Stock and to increase the number of authorized shares of Preferred Stock. Such an increase will enable the Company to enjoy greater flexibility in raising capital and could facilitate acquisitions of assets or companies, the issuance of stock dividends, the institution of employee benefit plans, and other corporate purposes. An increase in the amounts of authorized Common and Preferred Stock would also allow shares to be issued without the expense and delay of a special stockholders' meeting.

     The additional shares would not be required to be offered first to the stockholders and would be available for issuance without further stockholder action unless required by the Restated Certificate, applicable law or the rules of any stock exchange upon which the Company's securities may be listed. The New York Stock Exchange, on which shares of Common Stock are presently listed, currently requires stockholder approval as a prerequisite to listing shares in several instances, including certain acquisition transactions.

Possible Anti-Takeover Effect

     The availability of the additional shares could discourage or frustrate an attempt to effect a change in control of the Company. The additional shares could be used to dilute the stock ownership of a person seeking to obtain control of the Company. Paragraph 9 of the Company's Restated Certificate currently requires an 80% stockholder vote to approve a merger or other business combination with an entity owning at least 20% of the Company's voting stock unless certain price and procedural requirements are satisfied, or unless the Board of Directors approves the transaction. Shares of Common and Preferred Stock could be issued to prevent a proposed business combination from receiving the 80% stockholder approval that would be required unless such price and procedural requirements are satisfied. The additional shares could also be used to underlie a rights plan, pursuant to which stockholders would be given the right to purchase shares of Common Stock at a discount in the event that a bidder acquired more than a specified percentage of the Company's Common Stock, unless the Company Board of Directors had first approved the redemption of the rights or an amendment of the rights plan. Such a plan would tend to discourage persons from purchasing large amounts of Common Stock without the consent of the Board of Directors, and so would make it more difficult for someone to acquire control of the Company without offering a price that the directors found to be fair to the stockholders. The proposed amendments may therefore make it more difficult to remove the Company's management.

     The Board of Directors has discussed the concept of a rights plan but has not determined to adopt such a plan. The Company currently has sufficient authorized but unissued shares of its Preferred Stock for the Board to adopt such a plan irrespective of whether the amendments are adopted. At present, the Company has no agreements, plans or commitments with respect to the sale or issuance of the additional shares of Common Stock and Preferred Stock which would be authorized by the proposed amendments. The proposed amendments are not being recommended in response to any specific effort to obtain control of the Company, but in order to provide the Company with greater flexibility as described above.

Vote Required

     Under New Jersey law, the affirmative vote of a majority of the votes cast by the holders of the Company's shares entitled to vote thereon at the annual meeting is required to adopt the proposed amendments regarding an increase in the number of authorized shares of Common Stock and Preferred Stock. Abstentions, broker non-votes and withheld votes will not be included in the total number of votes cast and therefore will not affect the vote on the amendments regarding an increase in the number of authorized shares of Common Stock and Preferred Stock.

               THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE
            AMENDMENTS TO THE RESTATED CERTIFICATE OF INCORPORATION.


             AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION
                    TO ESTABLISH THE MINIMUM AND THE MAXIMUM
                         PERMISSIBLE NUMBER OF DIRECTORS

                                     Item 5

General

     The Company is proposing to amend Paragraph 6 of the Restated Certificate to limit the number of directors on the Board to a maximum of 13 and a minimum of 3 in order to ensure that certain existing provisions of the Restated Certificate providing for classification of the Company's Board cannot be circumvented. The text of the proposed amendment is set forth in Appendix C to this Proxy Statement.

     Paragraph 6 of the Restated Certificate currently provides that the number of the directors of the Company shall be fixed from time to time by or pursuant to the By-laws of the Company. Article I, Section 1 of the By-laws sets the minimum of directors at 3, does not fix the maximum number of directors, and requires that the exact number of the directors be determined from time to time by resolution adopted by the affirmative vote of the majority of the entire Board of Directors. However, this By-law provision may be amended or repealed at any time by action of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, considered for this purpose as a single class. Therefore, a third party holding a majority of the voting power of the Company could obtain control of the Board by amending this provision of the By-laws to increase the size of the Board and to provide for election of directors to the newly created directorships by stockholder vote, notwithstanding the classified election provisions currently set forth in Paragraph 7 of the Restated Certificate.

     The proposed amendment would fix the maximum number of directors at 13 (the number of directors which currently constitutes the Board). This limit could only be removed by amendment or repeal of Paragraph 6 of the Restated Certificate, which requires the affirmative vote of the holders of at least 80% of the voting power of all the shares of capital stock of the Company entitled to vote generally in the election of directors, voting as a single class, the same vote required to amend or repeal the provisions of the Restated Certificate relating to classification of the Board.

     The proposed amendment to Paragraph 6 is not being recommended in response to any specific effort to obtain control of the Company, but rather in order to strengthen the existing Restated Certificate provisions related to classification of the Board.

Possible Anti-Takeover Effect

     The proposed amendment to establish the maximum permissible number of directors at 13, which is the current size of the Board, together with the existing provisions mandating the classified Board and authorizing a majority of the directors then in office, even though less than a quorum, to fill any vacancy, including a vacancy created by an increase in the number of directors, could discourage or frustrate an attempt to effect a change in control of the Company.

     Under the existing Paragraph 7 of the Restated Certificate, the directors on the Board are divided into three classes serving staggered three-year terms. At each annual meeting, directors are elected to succeed those whose terms then expire, each newly elected director to serve for a three year term. This provision, combined with the ability of the majority of the entire Board to determine the size of the Board up to a maximum of 13 directors, effectively extends the time to elect a majority of the directors from one annual meeting to at least two annual meetings. This makes it more difficult to change the over-all composition of the Board and therefore may be considered to be an anti-takeover provision.

     The proposed amendment of Paragraph 6 of the Restated Certificate is believed necessary in order to assure that the advantages of the classified Board are not circumvented by amendment of the By-laws as described above.

     The proposed amendment is intended to strengthen the existing Restated Certificate and By-Law provisions which were designed to help assure the continuity and stability of the Company's business strategies and policies and to reduce the vulnerability of the Company to any unsolicited proposals for the takeover of the Company, or the restructuring or sale of all or part of the Company. In addition to the provisions discussed above, the Company's By-laws contain certain advance notice requirements which may have an anti-takeover effect. These other provisions, as strengthened by the proposed amendment, will better ensure that the Board, if confronted with a proposal from a third party which has acquired a block of the Company's stock, will have sufficient time to review the proposal and appropriate alternatives to the proposal and to seek the best available result for the stockholders.

     The proposed amendment is subject to the rights of the holders of any class or series of stock having a preference over the Common Stock, or upon liquidation to elect additional directors. As of December 27, 1995 no shares of Preferred Stock were issued and outstanding.

Vote Required

     Under New Jersey law and the Restated Certificate, the affirmative vote of the holders of at least 80% of the voting power of all the shares of capital stock of the Company entitled to vote generally in the election of directors, voting as a single class, is required to adopt the proposed amendment regarding the establishment of the minimum and the maximum permissible number of directors. The total number of votes cast "For" approval is counted for the purpose of determining whether sufficient votes are received. An abstention from voting on a matter by a stockholder present in person or represented by proxy and entitled to vote, or a broker non-vote, has the same effect as a vote "Against" the proposed amendment.

               THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE
             AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION.


                             APPOINTMENT OF AUDITORS

                            [Item (6) on Proxy Card]

                                     Item 6

     It is intended that the shares represented by the proxy holders will be voted for approval of the appointment of Deloitte & Touche LLP (unless otherwise indicated on proxy) as independent public accountants (auditors) to report to the stockholders on the financial statements of the Company for the fiscal year ending September 30, 1996. Each professional service performed by Deloitte & Touche LLP during fiscal 1995 was approved in advance or was subsequently approved and the possible effect on the auditors' independence was considered by the Audit Committee. The Audit Committee has recommended, and the Board of Directors has approved, the appointment of Deloitte & Touche LLP subject to the approval of the stockholders at the Meeting. Although submission of the appointment of independent public accountants to stockholders is not required by law, the Board of Directors, consistent with its past policy, considers it appropriate to submit the selection of auditors for stockholder approval. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

     The affirmative vote of the holders of a majority of the shares of Common Stock of the Company present, or represented by proxy, and voted at the Meeting is required for the approval of this item. Abstentions, broker non-votes and withheld votes will not be included in the total number of the votes cast and therefore will not affect the vote on the appointment of auditors. The Board has not determined what action it would take if the stockholders do not approve the selection of Deloitte & Touche LLP, but would reconsider its selection in light of the stockholders' action.

                 THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR
                    THE APPOINTMENT OF DELOITTE & TOUCHE LLP

                                 OTHER MATTERS

Compliance with Section 16(a) of the Securities Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Except for the following, the Company believes that all such filing requirements applicable to its officers and directors (the Company not being aware of any ten percent holder) were complied with during fiscal 1995: (1) Mr. P.M. Schwolsky failed to timely file a Form 5 that should have reported exempt transactions in the Savings Plan that took place while he was an employee, and
(2) Mr. O.G. Richard III failed to report on Form 4 an open market sale that took place after he was no longer employed by the Company.


                            EXPENSES OF SOLICITATION

     All expenses of soliciting proxies, including clerical work, printing, and postage will be paid by the Company. Proxies may be solicited personally, or by mail, telephone, facsimile, or telegraph, by officers and other employees of the Company, but the Company will not pay any compensation for such solicitations. In addition, the Company has agreed to pay Corporate Investor Communications a fee of $6,000 plus reasonable expenses for proxy solicitation services. The Company will also reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses for sending material to beneficial owners and obtaining their proxies.

                  STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 1997 Annual Meeting must be received by the Company on or before September 5, 1996 to be considered for inclusion in the Company's Proxy Statement and for consideration at that meeting. Stockholders submitting such proposals are required to be the beneficial owners of shares of the Company's Common Stock amounting to $1,000 in market value and to have held such shares for at least one year prior to the date of submission.

                                 OTHER BUSINESS

     The Board does not know of any other business which may be brought before the Meeting. However, if any other matters should properly come before the Meeting or at any adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters as they, in their discretion, may determine.

                                     By Order of the Board of Directors

                                     OLETA J. HARDEN
                                     Secretary

Dated: January 3, 1996

                                                                      APPENDIX A

                        NEW JERSEY RESOURCES CORPORATION
                      LONG-TERM INCENTIVE COMPENSATION PLAN
                     (As Amended, Effective October 1, 1995)

I.  GENERAL PROVISIONS

A.  Purposes

The purpose of the Long-Term Incentive Compensation Plan (the "Plan") of the New Jersey Resources Corporation (the "Company") is to promote the interests of the Company and its stockholders by (1) attracting and retaining employees of outstanding ability; (2) strengthening the Company's capability to develop, maintain and direct a competent management team; (3) motivating employees, by means of performance-related incentives, to achieve long-range performance goals; (4) providing incentive compensation opportunities which are competitive; and (5) enabling employees to participate in the long-term growth and financial success of the Company.

B.  Definitions

Award - means a grant or award under Sections II through IV, inclusive, of the Plan.

Board of Directors - means the Board of Directors of the Company.

Code - means the Internal Revenue Code of 1986, as amended from time to time.

Committee - means the Compensation and Benefits Committee of the Board of Directors, or such other committee of the Board of Directors as may from time to time be designated to administer the Plan.

Common Stock - means the common stock, $2.50 par value, of the Company.

Corporation - means the Company, its Divisions and Subsidiaries.

Disability Date - means the date on which a Participant is deemed totally and permanently disabled under the long-term disability plan of the Corporation applicable to the Participant,

Disinterested Person - has the meaning set forth in Rule 16b-3(d) (3) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

Employee - means any full-time employee of the Corporation.

Fair Market Value - means, as the Committee shall determine, either (1) the average of the high and low sales prices of the Common Stock, or (2) the closing price of the Common Stock, on the date on which it is to be valued hereunder as reported for New York Stock Exchange-Composite Transactions.

Participant - means an Employee who is selected by the Committee to receive an Award under the Plan.

Performance Cycle or Cycle - means the period of years selected by the Committee during which the performance of the Corporation is measured for the purpose of determining the extent to which an award of Performance Units has been earned.

Performance Goals - means the objectives for the Corporation established by the Committee for a Performance Cycle, for the purpose of determining and measuring the extent to which Performance Units, which have been contingently awarded for such Cycle, have been earned.

Performance Units - means a fixed or variable dollar or Common Stock share denominated Unit contingently awarded under Section III of the Plan.

Restricted Period - means the period of years selected by the Committee during which a Service Award may be forfeited to the Company.

Service Award - means such number of shares of Common Stock contingently granted, based on continued service for a specified period, to a Participant under Section IV of the Plan.

Retirement - means retirement on a normal, early or postponed retirement date within the meaning of the pension plan of the Corporation applicable to the Participant.

Subsidiary - means any corporation in which the Company owns directly or indirectly fifty (50%) percent or more of the total combined voting power of all classes of its stock having voting power.

C.  Administration

The Plan shall be administered by the Committee, which shall at all times consist of three or more members, each of whom is a Disinterested Person. The Committee shall have sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time deem advisable, and to interpret the terms and provisions of the Plan. The Committee's decisions are binding upon all parties.

D.  Eligibility

All Employees are eligible to be Participants in the Plan. Notwithstanding the foregoing no member of the Committee shall be eligible to receive an Award during such member's term of membership on the Committee.

E.  Shares Reserved

a. There shall be reserved for issuance pursuant to the Plan a total of 750,000 (Seven Hundred Fifty Thousand) shares of Common Stock. In the event that (1) a stock option granted hereunder expires or is terminated unexercised as to any shares covered thereby, or (2) shares are forfeited for any reason under the Plan, such shares shall thereafter be again available for issuance pursuant to the Plan.

b. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off; combination or exchange of shares or other corporate change, or any distributions to common shareholders other than normal cash dividends, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan, including the number of outstanding stock options and the option price thereof, and the number of outstanding Awards of other types.

F.    Change of Control

In order to maintain the Participants' rights in the event of Change of Control of the Company, as hereinafter defined, the Board of Directors, in its sole discretion, may, either at the time an Award is made hereunder or at any time prior to or simultaneously with a Change in Control (1) provide for the acceleration of any time period relating to the exercise or realization of such Awards so that such Awards may be exercised or realized in full on or before a date fixed by the Board of Directors; (2) provide for the purchase of such Awards, upon the Participant's request, for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such rights had such Awards been currently exercisable or payable; (3) make such adjustment to the Awards then outstanding as the Board of Directors deems appropriate to reflect such transaction or change; or (4) cause the Awards then outstanding to be assumed, or new rights substituted therefor, by the surviving corporation in such change. The Board of Directors may, in its discretion, include such further provisions and limitations in any agreement entered into with respect to an Award as it may deem equitable and in the best interests of the Company.

A "Change of Control" shall be deemed to have occurred if (1) absent prior approval by the Board of Directors, thirty (30%) percent or more of the Company's outstanding securities entitled to vote in elections of directors shall be beneficially owned, directly or indirectly, by any person, entity or group; or (2) individuals currently constituting the Board of Directions (or the successors of such individuals nominated by a Board of Directors on which such individuals or such successors constituted a majority) cease to constitute a majority of the Board of Directors.

G.  Withholding

The Corporation shall have the right to deduct from all amounts paid in cash (whether under this Plan or otherwise) any taxes required by law to be withheld with respect to an Award. In the case of payments of Awards in the form of Common Stock, at the Committee's discretion the Participant may be required to pay to the Corporation the amount of any taxes required to be withheld with respect to such Common Stock, or, in lieu thereof, the Corporation shall have the right to retain (or the Participant may be offered the opportunity to elect to tender) the number of shares of Common Stock whose Fair Market Value equals the amount required to be withheld. The Committee shall require that, with respect to any such election by a person who is an officer or director of the Company within the meaning of Section 16 under the Securities Exchange Act of 1934, as amended: (1) such election must be made more than 6 months prior to the earlier of (a) the earliest date upon which the Award vests or becomes exercisable and (b) the earliest date on which such withholding is required to be made pursuant to the Internal Revenue Code of 1986, as amended; (2) such election must be irrevocable; and (3) such election shall be subject to disapproval by the Committee.

H.  Nontransferability

No Award shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant shall be subject to any lien, pledge, encumbrance, obligation or liability of or in favor of the Participant or any other person or entity.

I.  No Right to Employment

No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Corporation. Further, the Corporation expressly reserves the right at any time to dismiss a Participant free from any liability or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

J.  Construction of the Plan

The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of New Jersey.

K.  Amendment

a. The Board of Directors may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval which shall (1) increase (except as provided in Section I. E(b) hereof) the total number of shares of Common - Stock reserved for issuance pursuant to the Plan; (2) change the class of Employees eligible to be - Participants; (3) decrease the minimum option prices stated herein (other than to change the - manner of determining Fair Market Value to conform to any then applicable provision of the Code or regulations thereunder); or (4) withdraw the administration of the Plan from a committee - consisting of three or more members, each of whom is a Disinterested Person. Notwithstanding anything to the contrary contained herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with applicable statutes, rules and regulations of governmental authorities.

b. The Committee may amend, modify or terminate any outstanding Award without the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, (A) to change the date or dates as of which (1) a Stock Option becomes exercisable; (2) a Performance Unit is deemed earned; or (3) a Service Award becomes nonforfeitable; or (B) to cancel and reissue an Award under such different terms and conditions as it determines appropriate.

L.   Dividends, Equivalents and Voting Rights; Cash Payments

Awards may provide the Participant with (1) dividends or dividend equivalents and voting rights prior to either vesting or earnout; and (2) to the extent determined by the Committee, cash payments In lieu of all or any portion of an Award.

M.   Effective Date

The Plan shall be effective as of October 1, 1995 (subject to approval by vote of the Company's stockholders), and shall remain in effect until terminated by the Board of Directors.

II.  STOCK OPTIONS

A.   Authority of Committee

Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom options shall be granted, the number of shares to be covered by each such option and the conditions and limitations, if any, in addition to those set forth in Section II. C hereof, applicable to the exercise of each such option. The Committee shall have the authority to grant both incentive stock options and non-qualified stock options, except that incentive stock options shall only be granted to Participants who are employees of the Company or a Subsidiary. In the case of incentive stock options, the terms and conditions of such options shall be subject to and comply with the grant and vesting limitations as may be prescribed by Section 422A(b)
(7) of the Code, as from time to time amended, and any implementing regulations.

B.   Option Price

The Committee shall establish the option price at the time each stock option is granted, which price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant. The option price shall be subject to adjustment in accordance with the provisions of Section I. E(b) hereof.

C.   Exercise of Options

a. The Committee may determine that any stock option shall become exercisable in installments and may determine that the right to exercise such stock option as to such installments shall expire on different dates or on the same date; provided that no such stock option shall be exercisable by Participants who are officers or directors of the Company for purposes of
     Section 16 of the Securities Exchange Act of 1934 prior to 6 months following the date of grant except as otherwise permitted under the Plan. Incentive stock options may not be exercisable later than ten years after their date of grant.

b. In the event a Participant ceases to be an Employee with the consent of the Committee, or upon the occurrence of a Participant's death, Retirement or Disability Date, such Participant's Stock Options shall be exercisable at any time during such period as may be established by the Committee. If a Participant ceases to be an Employee for any other reason, such Participant's rights under all Stock Options shall terminate upon the expiration of ninety days next following the effective date of such Participant's termination of employment.

c. Each Stock Option shall be confirmed by a stock option agreement executed by the Company and by the Participant. The option price of each share as to which an option is exercised shall be paid in full by the Participant at the time of such exercise. Such payment shall be made in cash, by tender of shares of Common Stock valued at Fair Market Value as of the date of exercise, subject to such limitations on the tender of Common Stock as the Committee may impose, by a combination of cash and shares of Common Stock, or by such other arrangement as the Committee may determine.

d. Each option agreement shall provide that the option shall not be assignable or transferable by the Participant otherwise than by will or the laws of descent and distribution, that no right or interest of any Participant thereunder shall be subject to any lien, pledge, encumbrance, obligation or liability of or in favor of the Participant or any other person or entity, and that such option shall be exercisable only by the Participant during the Participant's lifetime or, upon the Participant's death, by such Participant's estate or other legal representative, in accordance with the terms of such option agreement.

III. PERFORMANCE UNITS

A.   Authority of Committee

Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine (i) the Employees who shall receive Performance Units and the number of Units awarded for each Performance Cycle; (ii) the duration of each Performance Cycle; and (iii) the value of or valuation methodology for each Performance unit. Performance units may be denominated in fixed or variable dollar amounts, or may be made equal to one or more shares of Common Stock. There may be more than one Performance Cycle in existence at any one time, and the duration of such Performance Cycles may differ, as determined by the Committee.

B.   Option Price

The Committee shall establish Performance Goals for each Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. During any Cycle, the Committee may adjust the Performance Goals for such Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Corporation or changes in applicable tax laws or accounting principles.

C.   Terms and Conditions

The Committee shall determine the number of Performance Units which have been earned on the basis of the Corporation's performance in relation to the established Performance Goals. Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except as herein provided, during the Performance Cycle. Payment for Performance Units shall be in (1) cash, or
(2) shares of Common Stock, in such proportions as the Committee shall determine. Prior to the time Performance Units are earned, Participants may be offered the opportunity to defer receipt of payment for earned Performance Units under terms established by the Committee; provided, however, that such election by a Participant who is an officer or director of the Corporation within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, must be made prior to the time such Performance Units are earned and must be irrevocable.

D.   Termination of Employment

A Participant must be an Employee at the end of a Performance Cycle in order to be entitled to payment of Performance Units in respect of such Cycle; provided, however, that in the event a Participant ceases to be an Employee with the consent of the Committee before the end of such Cycle, or upon the occurrence of a Participant's death, Retirement or Disability Date prior to the end of such Cycle, the Committee, in its discretion and after taking into consideration the performance of such Participant and the performance of the Corporation during the Cycle, may authorize payment to such

Participant (or the Participant's legal representative) of all or a portion of the Performance Units deemed by the Committee to have been earned by the Participant to the date of termination.

IV.  SERVICE AWARDS

A.   Authority of Committee

Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Service Awards shall be granted, the number of shares of Common Stock to be granted to each Participant, the duration of the Restricted Period during which, and the conditions under which, the Service Award may be forfeited to the Company, and the terms and conditions of the Award. Such determinations shall be made by the Committee at the time of the grant.

B.   Terms and Conditions

Shares of Common Stock subject to a Service Award may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as herein provided, during the Restricted Period. Certificates issued in respect to such Awards shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant. The Committee may further require that an appropriate legend be inserted on the certificate indicating the restrictions imposed hereunder and such other restrictions as may exist on the transferability of the shares represented thereby.

C.   Termination of Employment

In the event a Participant ceases to be an Employee with the consent of the Committee during the Restricted Period, or upon the occurrence of a Participant's death, Retirement or Disability Date during the Restricted Period, the restrictions imposed hereunder shall lapse with respect to such number of shares of Common Stock granted as Service Awards, if any, shall be determined by the Committee. In the event a Participant ceases to be an Employee for any other reason during the Restricted Period, all shares of stock granted as Service Awards and not yet earned shall thereupon be forfeited to the Company.

                                                                      APPENDIX B

            PARAGRAPH 4 OF THE RESTATED CERTIFICATE OF INCORPORATION
                      AS AMENDED PURSUANT TO ITEMS 3 AND 4

4. The aggregate number of shares which the Corporation shall have authority to issue is 50,400,000 shares, of which 50,000,000 shares shall be designated as Common Stock of the par value of $2.50 per share and 400,000 shares shall be designated as Preferred Stock of the par value of $100 per share.

                                                                      APPENDIX C

            PARAGRAPH 6 OF THE RESTATED CERTIFICATE OF INCORPORATION
                          AS AMENDED PURSUANT TO ITEM 5

6. Except as otherwise fixed by or pursuant to the provisions of Paragraph 4 hereof, relating to the rights of the holders of any class or series of stock having a preference over the Common Stock, or upon liquidation to elect additional directors, the number of Directors constituting the Board of Directors shall be not less than three nor more thirteen, the exact number to be determined from time to time by vote of the Board of Directors of the Corporation in the manner prescribed by the By-laws of the Corporation.

P                       NEW JERSEY RESOURCES CORPORATION
R
O                      1415 Wyckoff Road, Wall, NJ 07719
X
Y                Solicited on behalf of the BOARD OF DIRECTORS
                  for the 1996 Annual Meeting of Stockholders

     The undersigned hereby appoints Laurence M. Downes with full power of substitution and to act alone, proxy to represent the undersigned at the Annual Meeting of Stockholders of New Jersey Resources Corporation to be held at 10:30 a.m., local time, on Wednesday, February 14, 1996, at the Robert B. Meyner Reception Center at the Garden State Arts Center, Exit 116, Garden State Parkway, Holmdel, New Jersey 07733 and at any adjournment thereof, and thereat to vote all of the shares of stock which the undersigned would be entitled to vote, and, if appplicable, hereby directs the trustee(s) of employee benefit plan(s) shown on the reverse side of this card to vote the shares of stock allocated to the account of the undersigned.


                                                             -------------------
CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE         SEE REVERSE
                                                                    SIDE
                                                             -------------------

[x] Please mark
    votes as in
    this example.

Unless otherwise indicated, this proxy will be voted "FOR" all nominees for election as directed and "FOR" the proposals referred to herein.

1. Election of Directors
   Nominees: Richard S. Sambol, Leonard
   S. Coleman, Lester D. Johnson,
   Dorothy K. Light
       FOR         WITHHELD
       [ ]            [ ]

[ ] _______________________
    For all nominees except as written
    on the line above.

                                                  FOR   AGAINST   ABSTAIN
2. Amend Executive Long-Term Incentive            [ ]     [ ]       [ ]
   Compensation Plan in the form set forth
   in Exhibit A to the Proxy Statement

3. Amendment of the Restated Certificate          [ ]     [ ]       [ ]
   to increase the authorized number of
   shares of Common Stock in the form set
   forth in Exhibit B to the Proxy Statement.

4. Amendment of the Restated Certificate          [ ]     [ ]       [ ]
   to increase the authorized number of
   shares of Preferred Stock in the form set forth in Exhibit B to the Proxy Statement.

5. Amendment of the Restated Certificate          [ ]     [ ]       [ ]
   to establish the minimum and the maximum permissible number of directors in the form set forth in Exhibit C to the Proxy
   Statement.

6. Appointment of Deloitte & Touche LLP as        [ ]     [ ]       [ ]
   auditors for 1996.

7. To act upon such other business as may         [ ]     [ ]       [ ]
   properly come before the meeting or any
   adjournment or adjournments thereof.

       MARK HERE                         MARK HERE
      FOR ADDRESS  [ ]                  IF YOU PLAN  [ ]
      CHANGE AND                         TO ATTEND
     NOTE AT LEFT                       THE MEETING

In case of joint owners, each owner should sign. When signing in a fiduciary or representative capacity, please give full title as such. Proxies executed by a corporation should be signed in full corporate name by duly authorized officer.


Signature_______________________________________ Date___________________________


Signature_______________________________________ Date___________________________